UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2005

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP. (as depositor under an Amended and Restated Trust Agreement dated as of October 26, 2005, providing for, inter alia, the issuance of People’s Choice Home Loan Securities Trust Series 2005-4, Mortgage-Backed Notes, Series 2005-4)

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-125734	92-0181950
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7515 Irvine Center Drive, Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 341-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 2.01	ACQUISITION OR DISPOSITION OF ASSETS.

For a description of the Notes and the Mortgage Pool, refer to the Indenture described below.

Item 9.01	STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

EXHIBIT NO.	DESCRIPTION

1.1	Underwriting Agreement, dated October 24, 2005, between Bear, Stearns & Co. Inc., Lehman Brothers Inc., Credit Suisse First Boston, LLC and UBS Securities LLC, each as an Underwriter, People’s Choice Home Loan Securities Corp., as Company, and People’s Choice Funding, Inc., as Seller.

3.1	Amended and Restated Trust Agreement, dated as of October 26, 2005, among People’s Choice Home Loan Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, National Association, as Securities Administrator, Certificate Registrar and Certificate Paying Agent.

4.1	Indenture, dated as of October 26, 2005, among People’s Choice Home Loan Securities Trust Series 2005-4, as Issuer, Wells Fargo Bank, National Association, as Securities Administrator, and HSBC Bank USA, National Association, as Indenture Trustee (the “Indenture”).

4.2	Appendix A to the Indenture, Definitions.

99.1	Sale and Servicing Agreement, dated as of October 1, 2005, among People’s Choice Home Loan Securities Corp., as Depositor, People’s Choice Home Loan Securities Trust Series 2005-4, as Issuer, HSBC Bank USA, National Association, as Indenture Trustee, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, EMC Mortgage Corporation, as Servicer, People’s Choice Home Loan, Inc., as Subservicer, and People’s Choice Funding, Inc., as Seller and Company.

99.2	Administration Agreement, dated as of October 26, 2005, among People’s Choice Home Loan Securities Trust Series 2005-4, as Issuer, Wells Fargo Bank, National Association, as Administrator, Wilmington Trust Company, as Owner Trustee, and People’s Choice Home Loan Securities Corp., as Depositor.

99.3	Mortgage Loan Purchase Agreement, dated as of October 1, 2005, between People’s Choice Home Loan Securities Corp., as Purchaser, and People’s Choice Funding, Inc., as Seller.

99.4	Swap Confirmation, dated October 26, 2005, between HSBC Bank USA, National Association, as Indenture Trustee, and Swiss Re Financial Products Corporation, as a party

99.5	Servicing Agreement, dated as of October 1, 2005, among EMC Mortgage Corporation, as Servicer, Wells Fargo Bank, National Association, as Master Servicer, People’s Choice Home Loan, Inc., as Subservicer, People’s Choice Home Loan Securities Trust 2005-4, as Issuer, and HSBC Bank USA, National Association, as Indenture Trustee.

99.6	Subservicing Agreement, dated as of October 1, 2005, between EMC Mortgage Corporation, as Servicer, and People’s Choice Home Loan, Inc., as Subservicer.

99.7	Corridor Agreement, dated as of October 26, 2005, between HSBC Bank USA, National Association as Indenture Trustee, and Swiss Re Financial Products Corporation, as a party.

99.8	Custodial Agreement, dated as of October 25, 2005, by and among HSBC Bank USA, National Association, as Indenture Trustee, People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, Securities Administrator and Custodian, People’s Choice Home Loan Securities Trust 2004-5, as Issuer, EMC Mortgage Corporation, as Servicer, and People’s Choice Home Loan, Inc., as Subservicer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP. (Registrant)

By:	/s/ Brad Plantiko
Name:	Brad Plantiko
Title:	Executive Vice President

Dated: November 10, 2005

EXHIBIT INDEX

Exhibit Number	Document

1.1	Underwriting Agreement

3.1	Amended and Restated Trust Agreement

4.1	Indenture

4.2	Appendix A to the Indenture (Definitions)

99.1	Sale and Servicing Agreement

99.2	Administration Agreement

99.3	Mortgage Loan Purchase Agreement

99.4	Swap Confirmation

99.5	Servicing Agreement

99.6	Subservicing Agreement

99.7	Corridor Agreement

99.8	Custodial Agreement